     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE  8, 2000
                                                      REGISTRATION NO. 333-96311
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                 ON FORM S-3 TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                   ETOYS INC.

             (Exact Name of Registrant as Specified in Its Charter)
                            ------------------------

              DELAWARE                                                                     95-4633006
   (State or Other Jurisdiction of                                                      (I.R.S. Employer
   Incorporation or Organization)                                                    Identification Number)

                        3100 OCEAN PARK BLVD., SUITE 300
                             SANTA MONICA, CA 90405
                                 (310) 664-8100

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                            ------------------------

                              PETER JUZWIAK, ESQ.
                                GENERAL COUNSEL
                                   ETOYS INC.
                        3100 OCEAN PARK BLVD., SUITE 300
                             SANTA MONICA, CA 90405
                                 (310) 664-8100
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)
                            ------------------------

                                   COPIES TO:

                              GREGG A. NOEL, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             300 SOUTH GRAND AVENUE
                             LOS ANGELES, CA 90071
                                 (213) 687-5000
                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
                                NOT APPLICABLE.
                            ------------------------

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest renewal plans, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _________

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The purpose of this Post-Effective Amendment No. 1 on Form S-3 to Form S-1 is to correct the registration number on the Amendment No. 1 on Form S-3 to Form S-1 and the related exhibits, which were filed on June 2, 2000. The correct registration number is 333-96311.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Post-Effective
Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California on June 8, 2000.

                                                       ETOYS INC.

                                                       By:              /s/ PETER JUZWIAK
                                                            -----------------------------------------
                                                                          Peter Juzwiak
                                                                        VICE PRESIDENT AND
                                                                         GENERAL COUNSEL

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

                      SIGNATURE                                  TITLE                   DATE
                      ---------                                  -----                   ----
                          *                            President, Chief
     -------------------------------------------         Executive Officer and       June 8, 2000
                   Edward C. Lenk                        Chairman of the Board

                          *
     -------------------------------------------       Chief Financial Officer       June 8, 2000
                  Steven J. Schoch

                          *
     -------------------------------------------       Director                      June 8, 2000
                   Peter C.M. Hart

                          *
     -------------------------------------------       Director                      June 8, 2000
                      Tony Hung

                          *
     -------------------------------------------       Director                      June 8, 2000
                   Michael Moritz

                          *
     -------------------------------------------       Director                      June 8, 2000
                     Daniel Nova

By:                     /s/ PETER JUZWIAK
             --------------------------------------
                          Peter Juzwiak
                        ATTORNEY IN FACT

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                          DESCRIPTION
-------                                         -----------
    5.1                 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
                          regarding the legality of the securities issued.
   23.1                 Consent of Ernst & Young LLP, Independent Auditors.
   23.2                 Consent of Ernst & Young LLP, Independent Auditors.
   23.3                 Consent of Attorneys (see Exhibit 5.1).